Moody National REIT II, Inc. 8-K

Exhibit 10.1

December 27, 2017

Moody National Operating Partnership II, LP
c/o Moody National Companies
6363 Woodway Drive, Suite 110
Houston, Texas 77057

Attention: Brett C. Moody, CEO

Re:	Credit Facility with KeyBank National Association

Ladies and Gentlemen:

Reference is hereby made to that certain loan arrangement entered into by KeyBank National Association, as Administrative Agent and Lender (collectively, the “Agent”) and Moody National Operating Partnership II, LP, as Borrower, and certain affiliates of the Borrower, as Guarantors, which loan arrangement is evidenced by, among other documents and instruments, that certain Term Loan Agreement dated as of September 27, 2017 (the “Loan Agreement”; unless otherwise defined herein capitalized terms shall have the definitions provided in the Loan Agreement). In connection therewith, the Agent and the Borrower have agreed to modify and/or waive certain conditions set forth in the Loan Agreement in the manner set forth herein. Accordingly, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Agent and the Borrower hereby agree as follows:

1. The definition of “Interest Payment Date” is hereby amended to read as follows:

“The fifteenth (15th) date of each calendar month.”

2. §7.4(h) of the Loan Agreement is hereby amended by deleting the reference therein to “tenth day” and replacing same with “fifteenth day”.

3. §7.17 of the Loan Agreement is hereby amended by deleting the words “tenth day” in the second sentence thereof and replacing same with “fifteenth day”.

December 27, 2017

4. §7.18(c)(iv) of the Loan Agreement is hereby amended by deleting the reference contained therein to “$275,000.00” and replacing same with “$11,383.00”.

5. §9.4 of the Loan Agreement is hereby amended by deleting the reference contained therein to “December 31, 2017” and replacing same with “March 31, 2018”.

This letter agreement, which may be executed in multiple counterparts, constitutes one agreement and delivery of a signature page by pdf or other similar electronic means shall, for all purposes, constitute delivery of an original signature page. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York. By their execution hereof, the Borrower and each Guarantor acknowledge and represent that, after giving effect to the terms of this letter, no Default or Event of Default is currently in existence under the Loan Documents.

Except as expressly amended hereby, the remaining terms and conditions of the Loan Agreement and all other documents and instruments executed therewith shall continue in full force and effect.

SIGNATURES ON FOLLOWING PAGE

December 27, 2017

Very truly yours,

AGENT:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Jennifer L. Power
Name: Jennifer L. Power Title: Vice President

BORROWER:

MOODY NATIONAL OPERATING PARTNERSHIP II, LP, a Delaware limited partnership

By:	Moody National REIT II, Inc., a Maryland corporation, its General Partner

	By:	/s/ Brett C. Moody
Name: Brett C. Moody
Title: President

December 27, 2017

ACKNOWLEDGED AND AGREED:

MOODY NATIONAL REIT II, INC., a Maryland corporation

By:	/s/ Brett C. Moody
Name: Brett C. Moody Title: President

MN REIT II TRS, INC., a Delaware corporation

By:	/s/ Brett C. Moody
Name: Brett C. Moody Title: President

MOODY NATIONAL I POLITO LYNDHURST HOLDING, LLC, MOODY NATIONAL INTERNATIONAL-FORT WORTH HOLDING, LLC, MN LYNDHURST VENTURE, LLC, MN FORT WORTH VENTURE, LLC, each a Delaware limited liability company

By:	/s/ Brett C. Moody
Name: Brett C. Moody Title: President